Research contract
Party A: Eternal Technology Group Limited
Party B: Towering International Trad (US) Corp

Both parties agree on the research and development as below:

1.       Project aim
         1.1 Background
         Thrombosis diseases are with high death probability. In China, there are over 10,000,000 cases of death relating to Thrombosis per annum.
         The common curing method are........However, these methods have side-effects like......From research, it is found that Thrombin-like enzymes from snake venom can convert fibrinogen into fibrin. The research has extended to more species of snake venom. 1.2 Details The extracts from venom of Chinese Agkistrodon Halys is.....This venom protein has been approved by the Department of Health of China......The research has successfully processed purification and extraction of snake venom by......
         1.3 Major research area and stages
         Party A agree to invest in the research project and both parties agrees as follows: Stage I Party purchases the gene cloning result of venom of Chinese Agkistrodon Halys from Party B Party A agree to pay US$1,400,000 in total
         Payment method: US$200,000 on January 2001
         Party B's consideration: gene cloning result of venom Chinese Agkistrodon Halys Stage II Upon completion of gene cloning of venom of Chinese Agkistrodon Halys, proceeds to utilization of the gene cloning on other living creature....production of relevant products. First payment: Upon completion of gene cloning, Party A pay US$400,000 in July 2002 Second payment: Upon utilization of the gene cloning on other living creature, Party A pay US$400,000 in September, 2002 Third payment: Upon application of sole right, Party A pay US$400,000 in December 2002 Warranty: Party B guarantee to complete the research and obtain the sole right within 2002.


         Party A: signed
         Party B: signed
         Dated: 6th January, 2001

                                    Acknowledgment of receipt

         Eternal Technology Group Limited

         We acknowledgment receipt of cash up to 30th June, 2002 in respect of genetic cloning of thrombin like enzyme from snake venom amounted to US$400,000.

         Signed: Tower International Trad(US) Corp
         Dated 30th June, 2002

         Research contract

         Party A: Eternal Technology Group Limited
         Party B: Shen Yang Institute of Applied Ecology of Chinese Academy of Science

         Both parties agrees as follows:

1.                Project aim

1.1~              Cancers are one of the major cause of death
         [Brief introduction of cancer]
                  1.2      Staphylococcal Enterotoxin is superantigen
         [Description of superantigen and how it cure cancer]
                  1.3      Staphylococcal Enterotoxin as antitumor drug
         [Historical development of staphylococcal Enterotoxin, statistics]
                  1.4      Development of first priority drug
         [National encouragement policy on development of drugs for cancer]

2. Development of technology and markets
                  2.1 Enteroxin has been used in China in the past ten years with satisfactory results 2.2 Development status of Enteroxin in foreign country 2.3 Antitumor drugs and Local and Overseas markets

3.      Major theme of research and stage proposal 3.1 Stage I
3.1.1 Aim: The construction and cloning of superantigen staphylococcal exterotoxin B and separation technology development
3.1.2   Duration: three years
3.1.3   Details
3.1.3.1 Grow of high quality staphylococcal extertoxin B
3.1.3.2 Research and analysis of staphylococcal extertoxin B
3.1.3.3 Construction of staphylococcal exterotoxin B
3.1.3.4 Modification of DNA
3.1.3.5 Improvement of growing method of staphylococcal extertoxin B
3.1.3.6 Development of separation and purification method for drugs materials
3.1.4   Target result of stage I
3.1.4.1.Application of right and the sole right belong to Party A
3.1.4.2.Complete construction of DNA of drug
3.1.4.3.Complete purification work and the standard should meet the
        National Drug standard
3.1.4.4.Test of DNA drug
3.2.    Stage II
3.2.1.  Aim Research gargeting on antitumor medicine
3.2.2. Duration: (Base on the result of stage one, an additional one year) total of 4 years
3.2.3.  Details: Target on antitumor medicine...production of antitumor medicine
3.3.4.  Target and projected result
3.3.4.1.Application of sole right
3.3.4.2.Complete test of medicine

4.   Funds
4.1. First year US$300,000
4.2. Second year US$300,000
4.3. Third year US$300,000
4.4. Forth year US$300,000

5.    Payment terms: Settlement in full each year no later that 31 July.

      Party A: signed
      Party B: signed
      Dated 27th February 2001







































                                    Acknowledgment of receipt

         Eternal Technology Group Limited

         We acknowledge receipt of cash up to 30th June, 2002 in relation to research work on targeting antitumor Drug amounted to US$600,000

         Signed: Shen Yang Institute of Applied Ecology of Chinese Academy of Science.